Exhibit 10.1

                  This Loan Agreement is subject to the terms of a Subordination and Intercreditor Agreement in favor of The CIT Group/Commercial Services, Inc., as agent for itself and for CIT Financial Ltd., which Subordination and Intercreditor Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within Loan Agreement, no payment on account of principal or interest thereof shall become due or be paid except in accordance with the terms of such Subordination and Intercreditor Agreement.


                                 LOAN AGREEMENT

         This Loan Agreement (the "Agreement") is entered into by and between EPIC Aviation, LLC, an Oregon limited liability company ("EPIC"), and Ronson Aviation, Inc., a New Jersey corporation ("RONSON"), and is effective as of May 30, 2007.

RECITALS

            A. RONSON desires to secure funds from EPIC to be used for completing construction of a new 19,200 sq. ft. aircraft hangar at its business location and agrees to extend the term of the Fuel Purchase Contract, by and between EPIC and RONSON, dated March 7, 2002, as supplemented by the Addendum to Fuel Purchase Agreement (the "Fuel Purchase Contract"), for an additional ten
(10) years (the period from the date hereof through the end of such additional term, being the "Extended Term") and to repay EPIC all amounts advanced, with interest, in accordance with the terms and conditions set forth below.


            B. EPIC agrees to advance up to $500,000 to RONSON, for use in completing the construction of the new 19,200 sq ft hangar at its business location, subject to the terms and conditions set forth below.

AGREEMENT

         In consideration of the mutual covenants contained herein, the parties agree as follows:

         1. EPIC agrees to advance up to a maximum of Five Hundred Thousand Dollars ($500,000.00) (the "Loan Advance") to RONSON, for its use in completing construction of its new aircraft hangar (the "New Hangar"), located at its business operation at the Trenton Mercer County Airport in Trenton, New Jersey (the "Construction"). RONSON acknowledges and agrees that its commitment to extend the term of the Fuel Purchase Contract for an additional ten (10) years (the "Extended Term"), as agreed by the parties in that certain Amendment to the Fuel Purchase Contract of an even date herewith, is a material inducement to EPIC to enter into this Agreement, and that EPIC would not otherwise agree to the terms hereof.

            To obtain a Loan Advance "draw," RONSON shall deliver a draw request to EPIC signed by an officer of RONSON in the form set forth in Exhibit A, together with supporting invoices, bids and/or work orders for the goods, services or equipment RONSON intends to acquire in completing the Construction of the New Hangar. EPIC shall tender funds to RONSON upon receipt of the foregoing.

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         In  addition  to  other  remedies  provided  by  law,  if  RONSON:  (a)
terminates the Fuel Purchase Contract (this and all further references to the Fuel Purchase Contract shall be deemed to include the amendments incorporated into that contract by the Amendment to the Fuel Purchase Contract, executed contemporaneously herewith) for any reason (voluntarily or involuntarily); or
(b) breaches the Fuel Purchase Contract in any material respect (each a "Triggering Event"), then EPIC shall have no further obligation to advance any additional funds to RONSON and RONSON shall repay to EPIC the entire Loan Advance balance of all funds advanced by EPIC to RONSON under this Agreement that have not then been repaid according to the terms below, together with accrued interest (the "Default Repayment Amount") within ten (10) days of EPIC's written demand for payment thereof. In the event RONSON fails to make full payment of the Default Repayment Amount within ten (10) days of EPIC's written demand, the unpaid balance shall accrue interest at the rate of twelve (12) percent per annum from the date of demand. Pursuing collection of the Default Repayment Amount is not an exclusive remedy and may be enforced independently or cumulatively without waiver of any other available remedy. Likewise, payment of the entire Default Repayment Amount does not release RONSON from its other obligations hereunder.

         2. The term of this Agreement shall be ten (10) years from the date this Agreement is first signed (the "Term").

         3. Interest Rate. The interest rate on the Loan Advance shall be at the
            -------------
rate of 6% per annum. Interest is calculated on the basis of actual number of days elapsed divided by 365.

         4. Unless otherwise specified herein, RONSON shall repay the Loan Advance, together with interest thereon, to EPIC by payment of a surcharge on fuel purchased under the Fuel Purchase Agreement. Specifically, RONSON shall pay a $.0725 (seven and one quarter cents) per gallon surcharge (the "Surcharge") on all fuel (Av Gas, Jet Fuel with Additive and Jet Fuel) purchased during the Extended Term of the Fuel Purchase Contract, from the first tender by EPIC of the Loan Advance until the Loan Advance owed by RONSON to EPIC is paid in full. The Surcharge shall be added to each invoice for fuel purchased by RONSON from EPIC and shall be paid on the same terms and conditions as fuel purchase reflected on said invoice. If the cumulative amount of Surcharge paid by RONSON during the Extended Term should at any time fall below the amount RONSON would then have been required to pay had the Loan Advance and attendant interest hereunder been payable in equal monthly installments with an interest rate of 6% per annum, amortized over 72 months (the "Minimum Payment"), EPIC may require RONSON to make additional payment in an amount equal to the difference between such cumulative Surcharge and the Minimum Payment amount (the "Deficiency Payment") by giving RONSON written notice of such requirement (the "Deficiency Notice"). Payment of any Deficiency Amount hereunder shall be due within fifteen
(15) days of RONSON's receipt of a Deficiency Notice. All Deficiency Payments shall be deemed payment of the Surcharge for future calculations under the preceding provisions of this Paragraph 4. No Surcharge shall be charged by EPIC to RONSON for fuel purchases during any period of time during the Extended Term when no sums are outstanding for Loan Advances or interest thereon.

         RONSON acknowledges and agrees that it is solely responsible for any and all taxes, levies, fines or fees associated with the Surcharge and/or the Construction of the New Hangar and agrees to defend, indemnify and hold EPIC harmless from any claims or liability whatsoever relating in any way to the Construction of the New Hangar or to any potential tax, levy, fine or fee associated with the Surcharge.

         5. RONSON shall be solely and completely responsible for the selection, installation and maintenance of the Construction and for all dealings and communications with any manufacturer, vendor,

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contractor,  employee,  governmental entity or any other person, party or entity
in  any  way  related  to  the   Construction.   RONSON'S   sole  and  exclusive
responsibilities shall include, but shall not limited to, selecting the vendor, manufacturer, contractor, or other person or entity, negotiating all terms of engagement, securing all necessary or required permits, licenses or approvals,
reviewing,   evaluating  and  assessing  specifications,   proposals  or  plans,
supervising and/or inspecting work, goods or equipment, and making payment for any relevant goods, services, equipment, permits, licenses, permits, approvals, including payment of associated fines, taxes, fees or other costs that may be imposed, levied, assessed in connection with the Construction. EPIC's only relationship in connection with this Agreement and/or the Construction is that of a lender to RONSON. RONSON and EPIC agree that EPIC is only responsible for advancing funds to RONSON for it to procure and complete construction of the New Hangar, and RONSON has and shall select and engage all goods, equipment, vendors, manufacturers, contractors, and/or other based on its own investigation with no representations or warranties of any kind whatsoever by EPIC.

         6. Title to the New Hangar, all components thereof and all goods and equipment procured to effect completing the Construction shall be held solely by RONSON, subject to a security interest in favor of EPIC, as set forth in that certain Security Agreement, by and between EPIC and RONSON, executed contemporaneously herewith, and to the additional encumbrances set forth in said Security Agreement and the provisions of the Lease (as defined therein). RONSON shall maintain, at its sole cost and expense, at all times during the Extended Term, a casualty insurance policy for the full replacement value of the Construction, together with a policy or rider covering the spill, discharge and slow or gradual leakage of contaminants from, or related to, the Construction. Such policies shall be with companies reasonably satisfactory to EPIC and shall name EPIC as an additional insured.

         7. As a specifically bargained for inducement to enter into this Agreement, RONSON agrees that it shall indemnify, defend and hold EPIC harmless from any and all liability, damage, expense, attorney's fees and costs, causes of action, suits, claims or judgments (collectively, "Claims"), relating in any way to the Construction, goods or services relating to the Construction or component parts of the Construction, or arising in any way from the breach of any agreement with any third party, injury to person or damage to property arising out of or connected in any way with the use, occupancy, management, or control of any of the Construction or any of RONSON's operations or property, including without limiting the generality of the foregoing, the design, manufacture, delivery, installation, maintenance and use of the Construction. . RONSON shall, at its own cost and expense, defend any and all suits which may be brought against EPIC either alone or in conjunction with others, upon any of the above mentioned Claims, and shall satisfy, pay and discharge any and all judgments that may be recovered against EPIC in any such action or actions in which EPIC may be a party defendant.

         8. EPIC MAKES NO (AND SHALL NOT BE DEEMED TO HAVE MADE ANY) WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE CONSTRUCTION OR ANY COMPONENT PART THEREOF OR SERVICES ASSOCIATED THEREWITH, INCLUDING BUT NOT LIMITED TO ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE STATE OF TITLE THERETO OR ANY COMPONENT THERETO, THE ABSENSE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE); IT BEING UNDERSTOOD THAT THE RELATIONSHIP AS BETWEEN EPIC AND RONSON IS THAT OF LENDER AND BORROWER ONLY AND ALL SUCH RISKS, IF ANY, ARE TO BE BORNE SOLELY BY RONSON. NO DEFECT IN, OR UNFITNESS OF, THE CONSTRUCTION, MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE CONSTRUCTION OR ANY COMPONENT PART THEREOF, OR ANY SERVICES ASSOCIATED THEREWITH, OR ANY OF THE OTHER FOREGOING MATTERS, SHALL RELIEVE RONSON OF THE OBLIGATION TO REPAY EPIC FOR ANY AMOUNTS ADVANCED TO RONSON OR
ADVANCED FOR RONSON'S BENEFIT OR OF ANY OTHER OBLIGATION OF RONSON TO EPIC. RONSON HAS MADE THE SELECTION OF THE CONSTRUCTION, MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE CONSTRUCTION OR ANY

COMPONENT PART THEREOF, OR SERVICES ASSOCIATED THEREWITH, BASED UPON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY EPIC. EXCEPT AS EXPRESSLY STATED HEREIN, EPIC IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE, MAINTENANCE, OR DEFECT IN THE CONSTRUCTION OR THE OPERATION THEREOF. IN NO EVENT SHALL EPIC BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER UNDER THE UCC OR OTHERWISE), INCLUDING WITHOUT LIMITATION, ANY LOSS, COST OR DAMAGE TO RONSON OR OTHERS ARISING FROM ANY OF THE FOREGOING MATTERS, INCLUDING WITHOUT LIMITATION, DEFECTS, NEGLIGENCE, DELAYS, FAILURE OF DELIVERY OR NON-PERFORMANCE OF THE CONSTRUCTION. THE TERMS OF THIS AGREEMENT, INCLUDING THE AGREEMENT TO REPAY FUNDS ADVANCED BY EPIC ARE ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO ANY RIGHT OF SET OFF, COUNTERCLAIM, DEDUCTION, DEFENSE OR OTHER RIGHT WHICH RONSON MAY HAVE AGAINST ANY VENDOR, MANUFACTURER, CONTRACTOR, SUPPLIER, EPIC OR ANY OTHER PARTY.

         9. Notwithstanding any other provision to the contrary herein, all payments under this Agreement (including, without limitation, the Surcharge) shall be paid to the order of EPIC at 1790 16th Street SE in Salem, Oregon 97302, or at such other place as the EPIC may designate in writing. Payments received by EPIC shall be applied and credited to the amounts due to EPIC in the following order.

                  a. To reasonable attorneys' fees and collection costs incurred by EPIC and chargeable to RONSON pursuant to the terms of this Agreement;

                  b.       To interest to the date of payment;

                  c.       To the principal balance due under this Agreement.

         10. RONSON shall be in default if:

                  a. Any payment is not made to EPIC within 15 days of the due date;

                  b. Any obligation under this Agreement or any other agreement between RONSON and EPIC is breached in any material respect or is not performed in any material respect, unless such breach is corrected within 30 days of written notice of such breach to RONSON;

         11. Upon default, and during the continuation thereof, EPIC shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

                  a. To collect the outstanding obligations hereunder with or without resorting to judicial process;

                  b. To elect and/or exercise any remedy or collection of remedies as EPIC may have under the Fuel Purchase Contract or the Business Application for Credit and Agreement;

                  c. EPIC's rights are cumulative and may be exercised together, separately and in any order.

         12. Failure to exercise any right EPIC may have or be entitled to in the event of any default hereunder shall not constitute a waiver of such right or any other right in the event of a subsequent default.

         13. RONSON waives demand, presentment, and notice of dishonor and protest of any instrument either of RONSON or others which may be related to its obligations under this Agreement.

         14. RONSON hereby irrevocably submits to the jurisdiction of the State of Oregon and consents to venue in Marion County Circuit Court, Marion County, Oregon. RONSON agrees that it will not claim that such forum is an inconvenient forum and hereby specifically waives any and all objection to having any dispute relating to this Agreement resolved in Marion County Circuit Court in Salem, Oregon. The laws of the State of Oregon shall govern this Agreement, without regard to local conflict of law rules.

         15. Nothing herein shall be construed or deemed to create any relationship of joint venture, partnership master-servant or principal-agent between EPIC and RONSON. It is not the intention of the parties hereto to create any such relationship, and the parties intend that the relationship of the parties is solely that of borrower and lender.

         16. Upon demand, RONSON shall immediately reimburse EPIC for all amounts (including reasonable attorneys' fees and legal expenses) expended by EPIC, to the extent permitted by applicable law, in the enforcement or defense of any obligation or the exercise of any right or remedy described in this Agreement or in the enforcement or defense of any obligation or the exercise of any right or remedy relating to the Fuel Purchase Contract between EPIC and RONSON. Reimbursement shall include costs incurred in any legal action, arbitration, mediation, or other proceeding, both at trial and on any appeal there from or petition for review thereof. If a court construes this provision to award attorneys' fees and costs to the prevailing party then the term "prevailing party" shall mean the party prevailing on issues related to this Agreement and the Fuel Purchase Contract only. All reasonable costs shall bear interest at the rate described in this Agreement.

         17. RONSON warrants and represents that all funds advanced and represented by this Agreement are solely for business and commercial purposes.

         18. This Agreement, and the Amendment to the Fuel Purchase Contract and the Security Agreement have been prepared by counsel for EPIC. RONSON expressly acknowledges that it has had the opportunity to be independently advised with regard to this transaction, including the Amendment to the Fuel Purchase Contract, the Security Agreement and this Agreement. The parties agree that the rule of construction which establishes that a written agreement shall be construed against the party preparing or drafting such agreement shall not apply to the interpretation or construction of this Agreement, the Security Agreement and the Amendment to the Fuel Purchase Contract.

         19. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         20. Notwithstanding any other provision to the contrary herein, any and all rights of EPIC hereunder, including, without limitation, to repayment of the Loan Advance, is and shall be subordinated to the prior payment and satisfaction of any and all loans, advances and extensions of credit made by The CIT
Group/Commercial  Services,  Inc.,  as agent for itself and CIT  Financial  Ltd.
(collectively "CIT"), to RONSON, and to Ronson Corporation, Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (together with RONSON, the "RONSON Group"), and to all other indebtedness, obligations and liabilities of the RONSON Group to CIT; and, if requested by CIT, EPIC hereby agrees to enter into a subordination agreement prescribed by CIT in evidence of the foregoing.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS, WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first written above.


EPIC AVIATION, LLC.  dba Air BP              Ronson Aviation, Inc.
Aviation Services


By       /s/ Michael W. Delk                 By       /s/ Louis V. Aronson II
         -----------------------------                --------------------------
Its      President                           Its      President & CEO
         -----------------------------                --------------------------
Date:    6/13/07                             Date:    5/30/07
         -----------------------------                --------------------------